                                                                   Exhibit 10.26

                                    LOAN NOTE
                               (Primary Residence)

THIS LOAN IS PAYABLE IN FULL AT MATURITY, YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN AT THAT TIME. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR YOU WILL HAVE TO FIND A NEW LENDER WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN.

DATE: _________________

PROPERTY ADDRESS:  _________________________

EMPLOYEE'S NAME:  _________________________

1.   BORROWER'S PROMISE TO PAY

     In return for a loan that the undersigned Borrower has received, Borrower promises to pay __________________ and No/100 Dollars (U.S. $ _____________.00) (this amount is called "principal"), to the order of the Lender. The Lender is SPX CORPORATION, a Delaware corporation. The Borrower is the employee of SPX CORPORATION, named above. Borrower understands that the Lender may transfer this Note. The Lender or anyone who takes this Note by transfer and who is entitled to receive payments under this note is called the "Note Holder".

2.   INTEREST

     Unless a default described in Section 6 (A) of this Note has occurred, no interest shall be payable hereunder. After a default described in Section 6
     (A) of this Note, Borrower will pay interest on all amounts owed to Note Holder at the yearly rate of 10%.

3.   PAYMENTS

     If, on the earlier of _______________, or the Termination Date (as defined in Section 11 of this Note) Borrower still owes amounts under this Note, Borrower will pay those amounts in full on that date, which is called the "Maturity Date".

     Borrower will make payments at SPX CORPORATION's Corporate Headquarters, currently 700 Terrace Point Drive, P.O. Box 3301, Muskegon, Michigan 49443-3301, or at a different place if required by the Note Holder.

4.   BORROWER'S RIGHT TO PREPAY

     Borrower has the right to make payments of principal at any time before they are due. A payment of principal only is known as a "prepayment". When Borrower makes a

Loan Note                              1            Borrower's Initials:  ______
     prepayment, Borrower will tell the Note Holder in writing to Human Resources at the address provided in Paragraph 3 that Borrower is doing so.

     Borrower may make a full prepayment or partial prepayments without paying any prepayment charge. The Note Holder will use all of such prepayments to reduce the amount of principal that Borrower owes under this Note. If Borrower makes a partial prepayment, there will be no change in the maturity date unless the Note Holder agrees in writing to such change.

5.   LOAN CHARGES

     If a law, which applies to this loan and which sets maximum loan charges, is finally interpreted so that the loan charges collected or to be collected in connection with this loan exceed the permitted limits, then:
     (i) any such loan charges shall be reduced by the amount necessary to reduce the charge to the permitted limit; and (ii) any sums already collected from Borrower which exceeded permitted limits will be refunded to Borrower. The Note Holder may choose to make this refund by reducing the principal Borrower owes under this Note or by making a direct payment to Borrower. If a refund reduces principal, the reduction will be treated as a partial prepayment.

6.   BORROWER'S FAILURE TO PAY AS REQUIRED

     (A)  Default

          If Borrower does not pay the full amount due hereunder on the Maturity Date, or if Borrower defaults under any of the obligations contained in the Security Instrument (defined in Section 10 below), or if Borrower or either of the Borrowers defaults under the terms of any other mortgage or trust deed in favor of any other lender encumbering the same property as is encumbered by the Security Instrument, Borrower will be in default.

     (B)  Notice of Default

          If Borrower is in default, the Note Holder may send Borrower a written notice stating that if Borrower does not pay the overdue amount or otherwise cure the default by a certain date, the Note Holder may require Borrower to pay immediately the full amount of the principal which has not been paid and all the interest that Borrower owes on that amount. That date must be at least 30 days after the date on which notice is delivered to Borrower, except for the payment due on the Maturity Date for which the date may be a shorter period or on demand.

     (C)  No Waiver by Note Holder

          Even if, at a time when Borrower is in default, the Note Holder does not require Borrower to pay immediately in full as described above, the Note Holder will still have the right to do so if Borrower remains in default or is in default at a later time.

Loan Note                              2            Borrower's Initials:  ______

     (D)  Payment of the Note Holder's Costs and Expenses

          Upon default of Borrower, the Note Holder will have the right to be paid back by Borrower for all of its costs and expenses in enforcing this Note to the extent not prohibited by applicable law. Without limiting the generality of the foregoing, upon default of Borrower, and in addition to other remedies set forth herein, in the Security Instrument or at law or in equity, Lender shall have the right to collect reasonable attorney's fees, pursuant to Section 6-21-2 of the North Carolina General Statutes.

7.   GIVING OF NOTICES

     Unless applicable law requires a different method, any notice that must be given to Borrower under this Note will be given by (i) personally delivering it, (ii) by mailing it by certified mail, return receipt requested, or (iii) by sending it by a reputable overnight courier to Borrower at the Property Address above or at a different address if Borrower gives the Note Holder a written notice of Borrower's different address.

     Any notice that must be given to the Note Holder under this Note will be given by (i) personally delivering it, (ii) by mailing it by certified mail, return receipt requested, or (iii) by sending it by a reputable overnight courier to the Note Holder Attention: Human Resources at the Corporate Headquarters location as stated in Section 3 above or at a different address if Borrower is given a written notice of that different address.

8.   OBLIGATION OF PERSONS UNDER THIS NOTE

     If more than one person signs this Note, each person is fully and personally obligated to keep all of the promises made in this Note, including the promise to pay the full amount owed. Any person who is a guarantor, surety or endorser of this Note is also obligated to do these things. Any person who takes over these obligations, including the obligations of a guarantor, surety or endorser of this Note, is also obligated to keep all of the promises made in this Note. The Note Holder may enforce its rights under this Note against each person individually or against both persons together. This means that either person may be required to pay all of the amounts owed under this Note. Notwithstanding anything herein to the contrary, the obligations of Borrower under this Note may not be transferred or assigned by Borrower.

9.   WAIVERS

     Borrower and any other person who has obligations under this Note waive the rights of presentment and notice of dishonor. "Presentment" means the right to require the Note Holder to demand payment of amounts due. "Notice of dishonor" means the right to require the Note Holder to give notice to other persons that amounts due have not been paid.

10.  RELOCATION MORTGAGE LOAN

     The loan evidenced by this Note is secured by a mortgage, deed of trust or security deed (the "Security Instrument") on Borrower's new principal residence, acquired in

Loan Note                              3             Borrower's Initials: ______
     connection with the transfer to a new principal place of work (which meets the requirements in Internal Revenue Code Sec. 217(c) and the regulations thereunder) by the Borrower who is employed by SPX CORPORATION.

     The benefits of the interest arrangements of the loan evidenced by this Note are not transferable by Borrower and are conditioned on the future performance of substantial services to SPX CORPORATION by the Borrower who is employed by SPX CORPORATION and that for each year that the loan evidenced by this Note is outstanding, the Borrower will treat the residence to which the Security Instrument applies as a "qualified residence," as defined in Section 163(h)(4)(A) of the Internal Revenue Code, for Federal income tax purposes.

     Borrower hereby certifies to the Lender that Borrower reasonably expects to be entitled to and will itemize deductions for each year the loan evidenced by this Note is outstanding.

     This Note requires that the loan proceeds be used only to purchase the new principal residence of the Borrower who is employed by SPX CORPORATION.

11.  ACCELERATION AND SATISFACTION

     Borrower hereby agrees that upon the date the Borrower who is employed by SPX CORPORATION (a) ceases to be an employee of SPX CORPORATION or any of its affiliates for any reason (including, without limitation, as a result of the termination of such employment by either the employer or the employee including retirement, with or without cause), (b) is transferred from SPX CORPORATION headquarters to the field, (c) sells the principal residence purchased with the proceeds of the loan evidenced by this Note,
     (d) purchases a different residence which shall be the Borrower's principal residence, then in any such event, the Note Holder, at its sole option, may send Borrower a written notice requiring Borrower to pay, within 150 days following the date of such notice (such date upon which payment is due shall be referred to as the "Termination Date"), the full amount of principal of this Note which has not been paid, all the interest that Borrower owes on the amount, if any, and any other charges due under this Note or under the Security Instrument.

NOTICE: BY INITIALING IN THE SPACE BELOW, YOU ARE AGREEING THAT IF ANY OF THE EVENTS SPECIFIED IN THIS PARAGRAPH 11 OCCUR, THE NOTE HOLDER CAN REQUIRE YOU TO PAY THE FULL AMOUNT OF PRINCIPAL DUE ON THIS NOTE, PLUS ANY INTERST AND OTHER CHARGES, WITHIN 150 DAYS NOTICE FROM THE NOTE HOLDER.

I/WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE THAT THE ABOVE MENTIONED EVENTS CAN CAUSE THE FULL REPAYMENT OF MY/OUR LOAN WITHIN 150 DAYS NOTICE FROM THE NOTE HOLDER.

                                                             -------------
                                                             Borrower's Initials

Loan Note                              4            Borrower's Initials:  ______

     Notwithstanding anything to the contrary contained in this Note, the Note Holder agrees that in any of the following events, the obligations of Borrower under this Note shall be deemed forgiven and fully satisfied:

          (A)  the death of the Borrower who is employed by SPX CORPORATION;

          (B) the permanent disability of the Borrower who is employed by SPX CORPORATION, as determined by SPX CORPORATION; or

          (C) upon the "change of control" of SPX CORPORATION. For the purposes of this Note, "change of control" shall have the same meaning as defined in the SPX CORPORATION Executive EVA Incentive Compensation Plan.

     In the event of such forgiveness, SPX CORPORATION shall pay Borrower, or in the event of 11(A), his or her estate, an amount sufficient to defray his or her Federal and state income tax liability (the "Gross-up Amount") on the amount of such forgiveness and the Gross-Up Amount. In the event that the forgiveness is on account of 11(C) and as a result any portion of the forgiveness and/or the Gross-up Amount is subject to the excise tax imposed by Internal Revenue Code Sec. 4999, SPX CORPORATION, shall pay the Borrower an additional payment sufficient to defray such excise tax and the Federal and state income tax and excise tax on such additional payment.

     WITNESS THE HAND(S) AND SEAL(S) OF THE UNDERSIGNED.


                  BORROWER:

                                         _________________________________(Seal)

                                         _____________________ (name)

                                         _____________________ (address)

                                         _____________________

                                         _____________________

Loan Note                              5            Borrower's Initials:  ______